Exhibit 10.1

September 15, 2020

Attn: Kurt Nelson

SummerHaven Index Management, LLC

Soundview Plaza

Fourth Floor

1286 East Main Street

Stamford, CT 06902

legal@summerhavenim.com

Re: Amendment to Amended and Restated Licensing Agreement Dated May 1, 2018

Dear Mr. Nelson:

Reference is made to that certain Amended and Restated Licensing Agreement (the “Agreement”) dated May 1, 2018 by and between SummerHaven Index Management, LLC (“SHIX”), United States Commodity Funds LLC (“USCF”), and, solely with respect to Section 3(g)(iii), SummerHaven Investment Management, LLC. The purpose of this letter (“Letter Amendment”) is to modify the scope of the license provided in the Agreement solely to the extent set forth herein.

All capitalized terms utilized in this Letter Amendment, but not defined herein, shall have the meanings ascribed to them in the Agreement. Other than as expressly modified hereby, the Agreement remains in full force and effect. This Letter Amendment may be signed in multiple counterparts.

In consideration of the agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SHIX and USCF, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	License. Section 1 of the Agreement (License) is amended to replace subsection (l) with the following:

(l) Notwithstanding anything to the contrary in this Agreement, SHIX hereby grants to USCF and the Funds for the term of this Agreement all such rights with respect to the Indexes and the Service Marks as may be necessary for USCF and the Funds to enter into and perform their obligations under each agreement set forth on Exhibit D to this Agreement and attached thereto (the “Approved Sublicenses”).

2.	Exhibit D. A new Exhibit D is attached to the Agreement as set forth in Schedule 1 hereto.

By signing below, USCF hereby agrees to the terms set forth above. If SHIX is in agreement with the terms set forth above, please sign this Letter Amendment where indicated below and return a copy of it to me.

Sincerely,

UNITED STATES COMMODITY FUNDS LLC

/s/ John P. Love
By:	John P. Love
President and CEO

Accepted and Agreed:

SUMMERHAVEN INDEX MANAGEMENT, LLC

/s/ Kurt Nelson
By: Kurt Nelson

cc: Robert Chender, Esq.

Exhibit 10.1

Schedule 1 to Letter Amendment

EXHIBIT D

Approved Sublicenses

1.	4U Platform Content Sharing Agreement (see attached)